Exhibit No. 99.3

                               TECHNEST.COM, INC.

                                  BALANCE SHEET

                                DECEMBER 31, 2000

                                     ASSETS

CURRENT ASSETS:
     Cash and cash equivalents                                $         716,457
     Note receivable - related party                                    100,000
                                                                ----------------
         TOTAL CURRENT ASSETS                                           816,457

PROPERTY AND EQUIPMENT                                                  832,566

INVESTMENTS                                                           4,897,023

OTHER ASSETS                                                              2,179
                                                                ----------------

                                                              $       6,548,225
                                                                ================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable                                         $         371,269
     Accrued interest                                                    25,653
     Note payable - current portion                                     300,000
     Deferred revenue                                                    56,425
     Other liabilities                                                   37,381
                                                                ----------------
         TOTAL CURRENT LIABILITIES                                      790,728
                                                                ----------------

NOTES PAYABLE                                                           690,000

STOCKHOLDERS' EQUITY:
     Preferred stock Series A, $.0001 par value;
      authorized shares 50,000,000 shares;
      14,875,000 shares issued and outstanding                            1,488
     Common stock, $.0001 par value;
      authorized shares, 500,000,000 shares;
      70,850,000 shares issued and outstanding                            7,085
     Additional paid-in capital                                      14,873,512
     Common stock subscription receivable                                (7,035)
     Accumulated deficit                                             (9,807,553)
                                                                ----------------
         TOTAL STOCKHOLDERS' EQUITY                                   5,067,497
                                                                ----------------

                                                              $       6,548,225
                                                                ================




                       See notes to financial statements.

                               TECHNEST.COM, INC.

                             STATEMENT OF OPERATIONS

               FROM MARCH 1, 2000 (Inception) to DECEMBER 31, 2000


REVENUE:
     Realized loss on investments                             $        (286,327)
     Change in unrealized loss on investments                        (8,753,977)
                                                                ----------------
                                                                     (9,040,304)

INTEREST INCOME                                                          38,924

INTEREST EXPENSE                                                        (25,653)

OTHER INCOME                                                            115,347

OPERATING COSTS AND EXPENSES:
     Selling, general and administrative                                799,057
     Depreciation and amortization                                       96,810
                                                                ----------------
                                                                        895,867
                                                                ----------------

NET LOSS                                                      $      (9,807,553)
                                                                ================


                       See notes to financial statements.

                               TECHNEST.COM, INC.

                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY


                                        Preferred stock       Common stock
                                    ---------------------  ---------------------
                                      Shares      Amount   Shares       Amount
                                    ----------    -------- -------     ---------

Balance - March 1, 2000, Inception        -    $     -           -     $   -

 Issuance of
  preferred stock                   14,875,000      1,488        -         -

 Issuance of
  common stock                            -          -     70,850,000    7,085

 Common stock
  subscription receivable                 -          -           -         -

 Net loss                                 -          -           -         -
                                    ----------    -------  ----------- ---------

Balance - December 31, 2000         14,875,000 $   1,488   70,850,000  $ 7,085
                                    ==========    ======== =========== =========



                                               Additional            Common stock
                                               Paid - in              Subscription       Accumulated
                                                Capital                Receivable          Deficit            Total
                                              -------------         ---------------     --------------     -----------

Balance - March 1, 2000, Inception           $        -                $    -              $      -      $        -

 Issuance of
  preferred stock                              14,873,512                   -                     -         14,875,000

 Issuance of
  common stock                                       -                      -                     -              7,085

 Common stock
  subscription receivable                            -                   (7,035)                  -             (7,035)

 Net loss                                            -                     -                (9,807,553)     (9,807,553)
                                              -------------         ---------------     ---------------    -------------

Balance - December 31, 2000                  $ 14,873,512              $ (7,035)           $(9,807,553)    $5,067,497
                                              =============         ===============     ===============    =============









                       See notes to financial statements.

                               TECHNEST.COM, INC.

                             STATEMENT OF CASH FLOWS

               FROM MARCH 1, 2000 (Inception) to DECEMBER 31, 2000


CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                                   $        (9,807,553)
                                                              ------------------
 Adjustments to reconcile net loss
  to net cash used in operating activities:
   Depreciation and amortization                                         96,810
   Unrealized loss on investments                                     8,753,977
   Stock received for services                                         (151,000)

 Changes in assets and liabilities:
  Deposits                                                               (2,179)
  Accounts payable                                                      371,269
  Accrued interest                                                       25,653
  Deferred revenue                                                       56,425
  Other liabilities                                                      37,381
                                                              ------------------
                                                                      9,188,336
                                                              ------------------

NET CASH USED IN OPERATING ACTIVITIES                                  (619,217)
                                                              ------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of property and equipment                                    (929,376)
 Cost of securities sold                                              1,052,925
 Purchase of investments                                             (3,062,925)
                                                              ------------------
NET CASH USED IN INVESTING ACTIVITIES                                (2,939,376)
                                                              ------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Issuance of note receivable-related party                             (100,000)
 Proceeds from issuance of common stock                                      50
 Proceeds from issuance of preferred stock                            4,375,000
                                                              ------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                             4,275,050
                                                              ------------------

NET INCREASE IN CASH                                                    716,457

CASH - BEGINNING OF PERIOD                                                 -
                                                              ------------------

CASH - END OF PERIOD                                        $           716,457
                                                              ==================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
 INFORMATION:

 Common stock subscription receivable                       $             7,035
                                                              ==================
 Preferred stock issued for receipt of investments          $        10,500,000
                                                              ==================


                       See notes to financial statements.

                               TECHNEST.COM, INC.

                          NOTES TO FINANCIAL STATEMENTS

               FROM MARCH 1, 2000 (INCEPTION) TO DECEMBER 31, 2000

1.ORGANIZATION

Technest.com, Inc. ("Technest") is a Delaware corporation incorporated on January 10, 2000. Technest is an Internet technology company that invests in development stage companies with promising technology designed for commercial applications. Technest furnishes such companies with seed capital and provides them access to professional business services and additional support, including necessary financing, as they develop and deliver their products to market.

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          A. Use of  Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

          B. Cash and cash  equivalents

          Technest considers all highly liquid temporary cash investments with an original maturity of three months or less when purchased, to be cash equivalents.

          C. Security  valuation

          Investments are carried at fair value, which for readily marketable securities, represents the last reported sales price or bid price on the valuation date. Investments in restricted securities and securities which are not marketable are carried at fair value as determined in good faith by the Board of Directors, in the exercise of its judgment, after taking into consideration various indications of value available to the Board of Directors. These values may differ significantly from the values that ultimately will be realized.

          D. Service  revenue  recognition

          Revenues are recognized when the services are performed. Such amounts are shown in the financial statements as other income.

          E.  Property and  Equipment

          Property and equipment are recorded at cost. Expenditures for major additions and betterment's are capitalized. Maintenance and repairs are charged to operations as incurred. Depreciation of property and equipment is computed by the straight-line method over the assets estimated useful lives. Leasehold improvements are amortized over the lesser of the lease term or the assets' useful life. Upon sale or retirement of plant and equipment, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations.

          F. Fair value of financial instruments

          The carrying amounts reported in the balance sheet for cash, accounts payable and accrued expenses approximate fair value based on the short-term maturity of these instruments. Technest's note payable approximates the fair value of such instrument based upon management's best estimate of interest rates that would be available to Technest for similar financial arrangements.

          G.  Impairment  of long - lived  assets

          In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset's carrying amount to determine if a write-down to market value is required. Technest believes that the balance of long - lived assets in the accompanying balance sheet is appropriately valued.

          H.Income Taxes

          Technest follows Statement of Financial Accounting Standards No. 109 - Accounting for Income Taxes, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

          I.Recently  issued   accounting   pronouncements

          Technest adopted Statement of Financial Accounting Standard No. 133 ("SFAS No. 133"), "Accounting for Derivative Instruments and Hedging Activities" for the year ended December 31, 2000. SFAS No. 133 establishes a new model for accounting for derivatives and hedging activities and supersedes and amends a number of existing standards. The application of the new pronouncement did not have a material impact on the Company's financial statements.

3.NOTE RECEIVABLE

Technest has a note receivable from one of its investees ("Maker") of $266,000 of which $100,000 was receivable at December 31, 2000. The note bears interest at prime and is due on the earlier of (a) June 12, 2001, or (b) the receipt by the Maker of equity in excess of $500,000 in the aggregate. The note is secured by the assets of the Maker. The note may be converted at any time at the Technest's sole option, into the number of shares of Class A Voting common stock of Maker equal to the quotient of the principal amount outstanding hereunder together with all accrued interest divided by the lessor of (i) $1.00 or (ii) the lowest share price for any equity securities issued and sold by Maker from the date hereof.

4.INVESTMENTS

                                                                        December 31, 2000
                                               ---------------------------------------------------------------------
                 Security                           Shares                   Cost                   Fair value
-------------------------------------------    -----------------      --------------------      --------------------
Common stock
   Lecstar Communications Corp                          836,000  $              2,090,000  $                321,023
   Realestate.com, Inc.                                 229,358                 1,000,000                         -
   USA Meats, Inc.                                      250,000                   250,000                         -
   Designeroutlets.com, Inc.                                550                   385,000                   385,000
   NanoUniverse Plc                                     500,000                   500,000                   272,000
   Dynax Solution, Inc.                                 375,000                   375,000                   375,000
   Cyberboard.com, Corp                                  71,429                   250,000                         -
   Corpfin.com, Inc.                                  1,305,000                 1,305,000                   600,000
   Crystal Insight, Inc.                                 50,000                   270,000                   270,000
                                                                      --------------------      --------------------
      Total common stock                                         $              6,425,000  $              2,223,023
                                                                      ====================      ====================
Preferred stock
   LicensingZone.com, Inc.                            3,450,000  $              1,531,000  $                      -
   Allure Fusion Media                                2,700,000                 2,370,000                 2,370,000
   eCompanyStore.com, Inc.                               50,000                   450,000                   132,000
   Coax Corporation                                     213,068                   375,000                         -
   Realestate.com, Inc.                                   2,294                 1,000,000                         -
   RealtyLogix, Inc.                                    400,000                 1,000,000                   172,000
                                                                      --------------------      --------------------
      Total preferred stock                                      $              6,726,000  $              2,674,000
                                                                      ====================      ====================
Total Common and Preferred Stock                                 $             13,151,000  $              4,897,023
                                                                      ====================      ====================


Investment in Licensing Zone.com, Inc. ("Licensing Zone") - Technest purchased 3,450,000 shares of Series A preferred stock of Licensing Zone for $1,800,000. The purchase price consisted of $1,500,000 in cash and $300,000 in the form of services provided by Technest. For accounting purposes the value of the services were recorded at $31,000, which represents the fair value of the services rendered. On December 31, 2000, Technest determined the fair value of the Licensing Zone investment was $-0-.

Investment in Allure Fusion Media ("Allure") - Technest purchased 2,700,000 shares of Series A preferred stock of Allure for $2,700,000. The purchase price consisted of $2,250,000 comprising of $600,000 in cash, promissory note of $1,650,000, and $450,000 in the form of services provided by Technest. For accounting purposes, the value of the services were recorded at $120,000, which represents the fair value of the services rendered. On December 31, 2000, Technest determined the fair value of the Allure investment was $2,370,000.

The balance of the promissory note to Allure is $990,000 on December 31, 2000. On May 30, 2001, Technest paid $300,000 and the remaining balance of $690,000 matures on May 16, 2003.

The note bears interest at 8% per annum or the maximum rate permitted under applicable law. On December 31, 2000, the note has accrued interest of $25,653.

5.PROPERTY AND EQUIPMENT

         Furniture and Fixtures               $                 397,227
         Computer equipment                                     212,329
         Capitalized software                                    26,609
         Telephone system                                        38,534
         Leasehold improvements                                 233,981
         Office equipment                                        11,700
         Security system                                          8,996
                                                   ---------------------
                                                                929,376
         Less: accumulated depreciation                         (96,810)
                                                   ---------------------
                                              $                 832,566
                                                   =====================

6.COMMITMENTS

Technest leases office space under a five year operating lease which commenced on April 17, 2000, and was amended for additional space on September 17, 2000. The lease expires in April 2005, unless sooner terminated as provided for in the lease. The agreement contains annual rent increases for inflation purposes. Rent expense from March 1, 2000 (inception), to December 31, 2000, was $358,028.

The future minimum rental payments as of December 31, 2000, are as follows:

                      2001                               $             660,454
                      2002                               $             680,268
                      2003                               $             700,676
                      2004                               $             721,696
                      2005                               $             242,924

7.STOCKHOLDERS' EQUITY

Technest is authorized to issue 500,000,000 shares of common stock with a par value of $.0001. Technest issued 70,850,000 shares at par value to its founders.

Technest is authorized to issue 50,000,000 shares of Series A convertible preferred stock ("Series A"), $.0001 par value. The holder of the preferred stock shall have the right at such holders' option, at any time to convert all, but no less than all such shares of Series A into common shares at the conversion price of $1.00 per share. The Series A shall bear dividends at an annual rate of .25% of the subscription price when and if declared by the Board of Directors of Technest.

In the event of any liquidation or dissolution of Technest, the holders of Series A shall be entitled to be paid the aggregate subscription prices of all the outstanding Series A preferred stock.

Technest issued to its founders 14,875,000 shares of Series A preferred stock for the total consideration of $14,875,000. A portion of the consideration received represented the fair value of investments in unrelated companies of $10,500,000.

8.INCOME TAXES

Technest has net operating loss carryforwards available for income tax reporting purposes of approximately $1,000,000, in the aggregate, expiring through 2019, which gives rise to a deferred income tax asset of approximately $340,000 at December 31, 2000. In accordance with Section 382 of the Internal Revenue Code, utilization of the net operating loss carryfowards may be limited based on ownership changes which have occurred or may occur. Technest has recorded a 100% valuation allowance on the net deferred tax asset since the ability of Technest to utilize the deferred tax asset is uncertain. The difference between the statutory tax rate of 34% and the effective rate of 0% reflected in the accompanying financial statements is due to the increase in the valuation allowance.